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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                February 6, 2007


Dalrada Financial Corporation
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(Exact Name of Registrant as Specified in its Charter)


Delaware                             7363                         38-3713274
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(State or Other Jurisdiction      (Commission                   (IRS Employer
of Incorporation)                 File Number)               Identification No.)


9449 Balboa Avenue, Suite 211, San Diego, CA                        92123
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (858) 427-8700
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

___ Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of businesses acquired.

            Exhibit 99.1: The audited financial statements of All Staffing for the for the twelve month periods ending December 31, 2004 and December 31, 2005.





Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


/s/ Brian Bonar           Chairman of the Board of Directors,   February 6, 2007
------------------------  Chief Executive Officer, and
Brian Bonar               (Principal Executive Officer)

/s/ Stanley A. Hirschman  Director                              February 6, 2007
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Stanley A. Hirschman

/s/ Paul F. Muscenti      Director                              February 6, 2007
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Paul F. Muscenti

/s/ Jim Ellis             Director                              February 6, 2007
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Jim Ellis

/s/ Robert T. Baker       Director                              February 6, 2007
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Robert T. Baker

/s/ Richard H. Green      Director                              February 6, 2007
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Richard H. Green

/s/ David P. Lieberman    CFO                                   February 6, 2007
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David P. Lieberman